New Accounting Pronouncements	12 Months Ended
Dec. 31, 2017
Accounting Changes And Error Corrections [Abstract]
New Accounting Pronouncements

Note 20.  New Accounting Pronouncements

Pronouncements Reflected in this Current Report on Form 8-K

The following pronouncements require retrospective restatement upon adoption and are therefore reflected in this current report on Form 8-K.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-07 “Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost” (“ASU 2017-07”). This ASU requires entities to disaggregate the service cost component from other components of net benefit cost and present it with other employee compensation costs.  All other components of net benefit cost will need to be presented elsewhere on the income statement outside of income from operations. Only the service cost component would be eligible for capitalization into inventory. The standard is effective in the first quarter of 2018.  As a result of the adoption of ASU 2017-07, the Company reclassified approximately $46 million, $45 million and $29 million related to the years ended December 31, 2017, 2016 and 2015, respectively, of net pension income out of income from operations to investment and other income-net, resulting in no impact to net income.

In November 2016, FASB issued Accounting Standards Update No. 2016-18 “Statements of Cash Flows (Topic 230): Restricted Cash” (“ASU 2016-18”).  The standard requires amounts generally described as restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  The standard does not provide a definition of restricted cash or restricted cash equivalents.  The Company included a reconciliation of beginning-of-period and end-of-period amounts in the consolidated and combined statements of cash flows to the consolidated and combined balance sheets.

Pronouncements Not Reflected in this Current Report on Form 8-K

The following pronouncements do not require retrospective restatement upon adoption and are therefore excluded from this current report on Form 8-K, were previously adopted or have a future effective date.

In January 2017, the FASB issued Accounting Standards Update No. 2017-04 “Intangibles – Goodwill and Other (Topic 350) Simplifying the Test for Goodwill Impairment” (“ASU 2017-04”).  The standard eliminates Step 2 of the goodwill impairment test, and instead, recognizes an impairment charge for the amount by which the carrying value exceeds the reporting unit’s fair value not to exceed the total amount of goodwill allocated.  The standard is effective in the first quarter of 2020, with early adoption permitted on testing dates after January 1, 2017.  The Company adopted ASU 2017-04 during the third quarter of 2017.

In January 2017, the FASB issued Accounting Standards Update No. 2017-01 "Business Combinations (Topic 805): Clarifying the Definition of a Business" (“ASU 2017-01”) in order to clarify the definition of a business as it relates to whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The standard becomes effective in the first quarter of 2018. The Company plans to adopt the standard in the first quarter of 2018.  The impact is not expected to be material.

In August 2016, the FASB issued Accounting Standards Update No. 2016-15 “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”), which provided guidance on eight specific cash flow classification issues to reduce existing diversity in practice. The standard becomes effective in the first quarter of 2018.  Early adoption of ASU 2016-15 is permitted, however, the Company plans to adopt the standard in the first quarter of 2018. The Company does not expect a significant impact to presentation on its condensed and consolidated statements of cash flows.

 In March 2016, the FASB issued Accounting Standards Update No. 2016-09 “Stock Compensation (Topic 718) – Improvements to Employee Share-Based Payment Accounting” (“ASU 2016-09”) which simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures and statutory withholding requirements, as well as the classification of share-based payment transactions on the statement of cash flows. The standard became effective in the first quarter of 2017.  As early adoption of ASU 2016-09 is permitted, the Company adopted the standard in the fourth quarter of 2016. The election to early adopt ASU 2016-09 requires any adjustments as of January 1, 2016, the beginning of the annual period that includes the interim period of adoption, to be reflected. The requirements of ASU 2016-09 did not have a material impact to any of the periods presented.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02 “Leases (Topic 842) Section A—Leases: Amendments to the FASB Accounting Standards Codification” (“ASU 2016-02”), which requires lessees to put most leases on the balance sheet but recognize expense on the income statement in a manner similar to current accounting. For lessors, ASU 2016-02 also modifies the classification criteria and the accounting for sales-type and direct financing leases.  The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements and is effective in the first quarter of 2019. Early adoption of ASU 2016-02 is permitted, however, the Company plans to adopt the standard in the first quarter of 2019.  The Company is currently evaluating the impact of the provisions of ASU 2016-02 and anticipates it will be able to complete its analysis of all potential impacts of the standard, implement any system and process changes that might be necessary and educate the appropriate employees with respect to the new standard in order to effectively adopt the standard beginning in the first quarter of 2019.

New Revenue Recognition Standard

In May 2014, the FASB issued Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”), which outlines a single comprehensive model for entities to use in accounting for revenue using a five-step process that supersedes virtually all existing revenue guidance. ASU 2014-09 also requires additional quantitative and qualitative disclosures. In August 2015, the FASB issued Accounting Standards Update No. 2015-14 “Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date” (“ASU 2015-14”), which defers the effective date of ASU 2014-09 to January 1, 2018.

The Company will adopt the standard in the first quarter of 2018.  The standard allows the option of either a full retrospective adoption, meaning the standard is applied to all periods presented, or a modified retrospective adoption approach, meaning the standard is applied only to the most current period.  The Company will adopt the standard using the modified retrospective adoption approach.

The Company assessed all aspects of the standard’s potential impact and focused further assessment on customized products, deferred revenue and certain items in inventory, which are areas that were determined could have had a material impact on the Company’s accounting for revenue.  Potential impacts on other aspects of the standard are not expected to have a material impact to the Company’s accounting for revenue.

The Company completed the evaluation of whether the accounting for revenue of customized products should be over time or at a point in time under the new standard.  Based on analysis of specific terms associated with current customer contracts, the Company has concluded that revenue should be recognized at a point in time for substantially all customized products.  This treatment is consistent with revenue recognition under the current guidance, where revenue is recognized when the products are completed and shipped to the customer (dependent upon specific shipping terms).  As revenue recognition is dependent upon individual contractual terms, the Company will continue its evaluation of any new or amended contracts entered into, including contracts that the Company might assume as a result of acquisition activity.  Any contracts whereby revenue for customized products should be recognized over time, as opposed to a point in time, are expected to be immaterial due to the de minimis nature of any particular order under such contracts in production at any given point in time.

With respect to deferred revenue and certain items in inventory, the Company has determined the following situations will be impacted by ASC 606:

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Completed production billed to the customer but not yet shipped.  Under current guidance, for a majority of these situations the Company defers revenue for completed production items for which the customer has requested to be billed (or for which the Company is entitled to bill under the contract), but for which the production items have not yet shipped to the customer.  Under ASC 606, based upon our evaluation of the contractual terms, the Company is typically able to recognize revenue once the production is completed depending on the specific facts and circumstances.

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Completed production held in inventory (including consigned inventory).  With certain customer contracts, the Company is permitted to complete a pre-defined amount of product and hold such inventory until the customer requests shipment (which generally is required to be delivered in the same year as production).  For these items, the Company has the contractual right to receive payment once the production is completed, regardless of the ultimate delivery date.  Under current guidance, the Company holds this as inventory and recognizes revenue upon shipment to the customer.  Under ASC 606, based upon our evaluation of the contractual terms, the Company will be able to recognize revenue once the production is completed.

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Safety stock.  In very limited situations, the Company is permitted to produce and hold in inventory a pre-defined amount of safety stock.  Similar to completed production held in inventory, for these items the Company has the contractual right to receive payment for the pre-defined amount once the production is completed, regardless of the ultimate delivery date.  Under current guidance, the Company holds this as inventory and recognizes revenue upon shipment to the customer.  Under ASC 606, based upon our evaluation of the contractual terms, the Company will be able to recognize revenue once the production is completed.

Upon adoption of ASC 606, the Company is required to eliminate any deferred revenue and inventory associated with the above three categories against its accumulated deficit within total equity.  Based upon the balances that existed as of December 31, 2017, the Company will record a decrease (i.e. credit) to accumulated deficit of $12 million ($9 million net of tax) in the first quarter of 2018.

The Company completed an analysis of historical periods, assuming the guidance under ASC 606 was applied to those historical periods for the three categories mentioned above.  The analysis yielded an immaterial difference in the timing and amount of revenue and gross margin recognized under current guidance and that under ASC 606 guidance.  Therefore, we anticipate that the adoption of ASC 606 will not have a material impact to the Company in future periods with respect to the three categories mentioned above; however, we are not able to predict whether such historical patterns, timing and level of activity will continue into future periods.  Regardless, adoption of ASC 606 will not impact the timing of cash flows as the billing terms with our customers remain unchanged.